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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  DECEMBER 20, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

         The information set forth under Item 5.02(b) is incorporated herein by reference.


ITEM 5.02(b). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 20, 2005, Mr. Glenn A. Aigen (the "Executive") and BKF Capital Group, Inc. (the "Company") entered into a Transition/Separation Agreement (the "Agreement") under which Executive agreed to resign as Chief Financial Officer of the Company, effective as of January 15, 2006. Under the terms of the Agreement, Executive will resign as Chief Financial Officer of the Company and each of its subsidiaries and affiliates and from all other officer positions with the Company effective as of January 15, 2006 and will resign from all other positions as an employee and officer of the Company, its subsidiaries and its affiliates as of March 15, 2006 or, if earlier, the date that the Company files its Annual Report on From 10-K, for the period ending December 31, 2005, with the U.S. Securities and Exchange Commission (the relevant date being referred to as the "Termination Date"). Except as provided in the preceding sentence, Executive will continue to maintain all other officer positions that he currently holds in subsidiaries and affiliates of the Company through and including the Termination Date unless the Company requests that Executive resign from such other officer positions as of an earlier date.

         From January 1, 2006 through the Termination Date (the "Transition Period"), Executive will remain an employee of such subsidiaries of the Company by which he is currently employed. In addition, Executive has agreed to make himself available for three weekdays per week during the Transition Period to perform operations and accounting services for the Company, which include any transition matters in connection with his resignation as Chief Financial Officer.

         Until March 31, 2006, the Company will continue to pay Executive his base salary at the current rate of $253,234 per annum, subject to applicable withholding taxes. Executive will also receive two special payments of $99,470.75 each. The first special payment will be paid on February 15, 2006 and the second special payment will be paid on or following the Termination Date (but no later than March 15, 2006), provided that he has not voluntarily terminated his employment with the Company's subsidiaries by which he is employed prior to the relevant payment dates. Executive will continue to participate in all employee benefit plans, programs and arrangements of the Company. On the Termination Date, the Company will pay Executive all accrued but unused vacation pay for the calendar year 2005. In addition, Executive will continue to vest in all of his benefits provided by the Company, which are subject to a vesting schedule through and including the Termination Date.

         From the Termination Date through June 30, 2006 (the "Assistance Period"), Executive will make himself available to the Chief Financial Officer to assist in any transition matters not otherwise completed by the Termination Date. The Company will pay Executive a total of $90,000 payable by the Company in a first installment of $60,000 on March 15, 2006 and a final installment of $30,000 on September 16. 2006, for such


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assistance requested by the Company during the Assistance Period. Executive will not be employed by the Company during the Assistance Period and will not be eligible to participate in any employee benefit plans of the Company or its affiliates during the Assistance Period. However, Executive and his eligible dependents will not be charged for COBRA-mandated health insurance during the Assistance Period except to the extent to the Company's similarily situated active employees are charged for group health insurance coverage.

         Executive has acknowledged that his 19,555 vested outstanding options as of the Termination Date, by their respective terms, will remain exercisable for 30 days following the Termination Date. If Executive is unable to exercise his vested options and/or sell the shares received upon exercise during such 30-day period due to securities law restrictions, the Company and Executive will negotiate in good faith to extend the post-employment option exercisability period or to provide an immediate cash payment in lieu thereof (based upon a trailing 30-day average closing price per share) to the extent any such approach does not result in adverse tax consequences to Executive or securities law consequences to the Company or Executive. The Company has acknowledged that Executive shall vest on March 12, 2006 in 2,038 restricted stock units granted by the Company to him on March 12, 2003 in accordance with the terms of such units, provided that Executive remains in employment with the Company through the Termination Date. On the Termination Date, Executive shall vest in 1,384 shares of restricted stock granted by the Company to him on March 10, 2004 and 934 shares of restricted stock granted by the Company to him on March 10, 2005, provided that Executive remains in employment with the Company through the Termination Date.

         The Company will indemnify and hold harmless Executive to the fullest extent permitted under applicable law, including following termination of Executive's employment. Under the terms of the Agreement, Executive and the Company will enter into customary mutual general releases concurrent with the execution of the Agreement. The mutual general releases will release the other party of all claims relating to matters occurring up to and including the signing of the Agreement, other than claims to enforce the terms of the Agreement and Executive's rights to benefits, if any, under the Company's employee benefit plans.

         Under the Agreement, Executive may be solicited for employment at any time, and hired after the Termination Date by any party, including, but not limited to, by John A. Levin (or by an entity controlled by John A. Levin), notwithstanding any agreement between John A. Levin and the Company to the contrary. The Company has agreed to take no action to prevent Executive and any other party (including, but not limited to John A. Levin) from entering into an employment or other business agreement. In addition, Executive has agreed that the non solicitation provisions contained in Section 3 of that certain Letter Agreement between Executive and the Company, dated as of September 28, 2005, will extend through the Transition Period. Executive has also agreed that he will not participate in any competitive activity with the Company's business interests at any time prior to the Termination Date; provided, however, that Executive may make passive investments in any corporation or entity.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 20, 2005

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
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                                     Name:  Norris Nissim
                                     Title: Vice President, General
                                            Counsel and Secretary